EXHIBIT 99.1

WebMD CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months
			Ended
	March 31,	June 30,	June 30,
	2003	2003	2003

Revenue	$221,531	$233,418	$454,949
Costs and expenses:
Cost of operations	125,845	135,441	261,286
Development and engineering	10,917	10,403	21,320
Sales, marketing, general and administrative	68,108	69,359	137,467
Depreciation and amortization	26,920	14,944	41,864
Interest income	5,048	4,985	10,033
Interest expense	2,815	2,926	5,741
Other income, net	183	1,118	1,301

Income (loss) from continuing operations before income tax provision	(7,843)	6,448	(1,395)
Income tax provision	987	1,001	1,988

Income (loss) from continuing operations	(8,830)	5,447	(3,383)
Income (loss) from discontinued operations, net of income taxes	1,472	(31,717)	(30,245)

Net loss	$(7,358)	$(26,270)	$(33,628)

Basic income (loss) per common share:
Income (loss) from continuing operations	$(0.03)	$0.02	$(0.01)
Income (loss) from discontinued operations	0.01	(0.11)	(0.10)

Basic net loss per common share	$(0.02)	$(0.09)	$(0.11)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$(0.03)	$0.02	$(0.01)
Income (loss) from discontinued operations	0.01	(0.10)	(0.10)

Diluted net loss per common share	$(0.02)	$(0.08)	$(0.11)

Weighted average shares outstanding used in computing income (loss) per common share:
Basic	302,892	304,001	303,447

Diluted	302,892	325,796	303,447

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

WebMD CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data, unaudited)

	Three Months Ended
					Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2002	2002	2002	2002	2002

Revenue	$211,961	$213,255	$217,004	$229,476	$871,696
Costs and expenses:
Cost of operations	129,681	126,060	123,360	130,643	509,744
Development and engineering	10,751	11,020	10,869	10,827	43,467
Sales, marketing, general and administrative	77,156	74,462	66,883	64,923	283,424
Depreciation and amortization	31,608	31,894	32,073	30,018	125,593
Restructuring and integration benefit	(3,750)	—	(2,100)	—	(5,850)
Gain on investments	—	5,866	681	—	6,547
Interest income	3,113	6,006	5,222	5,249	19,590
Interest expense	23	2,835	2,819	2,814	8,491
Other income, net	—	—	2,323	1,521	3,844

Loss from continuing operations before income tax (benefit) provision	(30,395)	(21,144)	(8,674)	(2,979)	(63,192)
Income tax (benefit) provision	654	749	(12,103)	621	(10,079)

Income (loss) from continuing operations	(31,049)	(21,893)	3,429	(3,600)	(53,113)
Income (loss) from discontinued operations, net of income taxes	1,447	(316)	1,109	1,171	3,411

Net income (loss)	$(29,602)	$(22,209)	$4,538	$(2,429)	$(49,702)

Basic income (loss) per common share:
Income (loss) from continuing operations	$(0.10)	$(0.07)	$0.01	$(0.01)	$(0.17)
Income (loss) from discontinued operations	0.01	(0.00)	0.01	0.00	0.01

Net (income) loss per common share	$(0.09)	$(0.07)	$0.02	$(0.01)	$(0.16)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$(0.10)	$(0.07)	$0.01	$(0.01)	$(0.17)
Income (loss) from discontinued operations	0.01	(0.00)	0.00	0.00	0.01

Net income (loss) per common share	$(0.09)	$(0.07)	$0.01	$(0.01)	$(0.16)

Weighted average shares outstanding used in computing income (loss) per common share:
Basic	311,668	309,462	297,352	298,188	304,168

Diluted	311,668	309,462	308,537	298,188	304,168

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

WebMD CORPORATION

PRO FORMA CONSOLIDATED SEGMENT INFORMATION

(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months
			Ended
	March 31,	June 30,	June 30,
	2003	2003	2003

Revenue
Transaction services	$115,493	$118,021	$233,514
Physician services	72,011	76,797	148,808
Portal services	22,180	26,538	48,718
Plastic technologies	17,326	18,596	35,922
Inter-segment eliminations	(5,479)	(6,534)	(12,013)

	$221,531	$233,418	$454,949

Income (loss) before restructuring, taxes, non-cash and other items Transaction services	$24,051	$22,342	$46,393
Physician services	6,297	6,359	12,656
Portal services	4,018	6,192	10,210
Plastic technologies	4,660	5,507	10,167
Corporate	(12,462)	(12,381)	(24,843)
Interest income	5,048	4,985	10,033
Interest expense	(2,815)	(2,926)	(5,741)

	$28,797	$30,078	$58,875

Basic income per common share before restructuring, taxes, non-cash and other items	$0.10	$0.10	$0.19

Diluted income per common share before restructuring, taxes, non-cash and other items	$0.10	$0.09	$0.19

Restructuring, taxes, non-cash and other items
Depreciation and amortization	$(26,920)	$(14,944)	$(41,864)
Non-cash content and distribution services and stock compensation	(9,903)	(9,804)	(19,707)
Income tax provision	(987)	(1,001)	(1,988)
Other income, net	183	1,118	1,301

Income (loss) from continuing operations	(8,830)	5,447	(3,383)
Income (loss) from discontinued operations, net of income taxes	1,472	(31,717)	(30,245)

Net loss	$(7,358)	$(26,270)	$(33,628)

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

      Basic and diluted income (loss) per common share before restructuring, taxes, non-cash and other items is based on the weighted average shares outstanding used in computing basic and diluted per share amounts of income (loss) from continuing operations.

WebMD CORPORATION

PRO FORMA CONSOLIDATED SEGMENT INFORMATION

(In thousands, except per share data, unaudited)

	Three Months Ended
					Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2002	2002	2002	2002	2002

Revenue
Transaction services	$117,927	$117,204	$115,026	$116,653	$466,810
Physician services	66,089	66,068	70,581	72,568	275,306
Portal services	17,134	18,006	19,851	29,305	84,296
Plastic technologies	15,629	17,120	16,803	16,259	65,811
Inter-segment eliminations and other, net	(4,818)	(5,143)	(5,257)	(5,309)	(20,527)

	$211,961	$213,255	$217,004	$229,476	$871,696

Income (loss) before restructuring, taxes, non-cash and other items
Transaction services	$17,538	$18,264	$24,327	$25,025	$85,154
Physician services	6,252	6,234	7,174	7,025	26,685
Portal services	(4,837)	(2,219)	3,577	9,053	5,574
Plastic technologies	4,863	5,538	5,125	4,365	19,891
Corporate	(14,607)	(12,641)	(11,493)	(12,531)	(51,272)
Interest income	3,113	6,006	5,222	5,249	19,590
Interest expense	(23)	(2,835)	(2,819)	(2,814)	(8,491)

	$12,299	$18,347	$31,113	$35,372	$97,131

Basic and diluted income per common share before restructuring, taxes, non-cash and other items	$0.04	$0.06	$0.10	$0.12	$0.32

Restructuring, taxes, non-cash and other items
Depreciation and amortization	$(31,608)	$(31,894)	$(32,073)	$(30,018)	$(125,593)
Non-cash content and distribution services and stock compensation	(14,836)	(13,463)	(12,818)	(9,854)	(50,971)
Restructuring and integration benefit	3,750	—	2,100	—	5,850
Gain on investments	—	5,866	681	—	6,547
Income tax benefit (provision)	(654)	(749)	12,103	(621)	10,079
Other income, net	—	—	2,323	1,521	3,844

Income (loss) from continuing operations	(31,049)	(21,893)	3,429	(3,600)	(53,113)
Income (loss) from discontinued operations, net of income taxes	1,447	(316)	1,109	1,171	3,411

Net income (loss)	$(29,602)	$(22,209)	$4,538	$(2,429)	$(49,702)

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

      Basic and diluted income (loss) per common share before restructuring, taxes, non-cash and other items is based on the weighted average shares outstanding used in computing basic and diluted per share amounts of income (loss) from continuing operations.

WebMD CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEETS

(In thousands, unaudited)

	March 31,	June 30,
	2003	2003

ASSETS
Current assets:
Cash and cash equivalents	$243,181	$455,684
Short-term investments	214,276	216,060
Accounts receivable, net	169,055	171,615
Inventory	9,970	10,872
Current portion of prepaid content and distribution services	25,660	24,944
Assets of discontinued operations	98,983	61,153
Other current assets	17,908	20,686

Total current assets	779,033	961,014
Marketable debt securities	218,602	268,222
Marketable equity securities	7,407	7,504
Property and equipment, net	68,152	67,610
Prepaid content and distribution services	42,324	37,290
Goodwill	586,205	600,040
Intangible assets, net	52,728	48,005
Other assets	26,137	35,626

Total assets	$1,780,588	$2,025,311

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,956	$12,552
Accrued expenses	203,945	182,608
Deferred revenue	85,365	86,588
Liabilities of discontinued operations	12,473	5,111

Total current liabilities	311,739	286,859
Convertible subordinated notes	300,000	599,999
Other long-term liabilities	480	520
Stockholders’ equity:
Common stock	38	38
Additional paid-in-capital	11,699,274	11,710,519
Treasury stock	(327,635)	(345,667)
Accumulated other comprehensive income	12,934	11,417
Deferred stock compensation	(13,836)	(9,698)
Accumulated deficit	(10,202,406)	(10,228,676)

Total stockholders’ equity	1,168,369	1,137,933

Total liabilities and stockholders’ equity	$1,780,588	$2,025,311

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

WebMD CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEETS

(In thousands, unaudited)

	March 31,	June 30,	September 30,	December 31,
	2002	2002	2002	2002

ASSETS
Current assets:
Cash and cash equivalents	$222,374	$168,255	$162,609	$175,596
Short-term investments	21,233	7,336	11,880	10,888
Accounts receivable, net	160,077	156,281	154,172	163,244
Inventory	10,776	10,664	10,315	9,976
Federal income tax receivable	—	—	12,887	—
Current portion of prepaid content and distribution services	27,108	26,453	25,799	25,406
Assets of discontinued operations	99,419	98,830	95,810	94,056
Other current assets	17,682	17,374	22,306	25,814

Total current assets	558,669	485,193	495,778	504,980
Marketable debt securities	157,966	449,450	450,725	449,289
Marketable equity securities	17,603	15,819	14,025	7,427
Property and equipment, net	65,910	71,033	72,604	70,488
Prepaid content and distribution services	67,705	61,473	55,241	48,532
Goodwill	562,183	560,100	564,047	586,043
Intangible assets, net	139,383	117,651	93,500	73,222
Other assets	20,775	27,536	27,518	26,267

Total assets	$1,590,194	$1,788,255	$1,773,438	$1,766,248

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,470	$11,049	$12,163	$10,063
Accrued expenses	247,742	240,066	227,549	208,342
Deferred revenue	74,332	77,118	73,702	81,179
Liabilities of discontinued operations	13,389	12,190	12,432	12,365

Total current liabilities	349,933	340,423	325,846	311,949
Convertible subordinated notes	—	300,000	300,000	300,000
Other long-term liabilities	642	531	505	498
Stockholders’ equity:
Common stock	37	37	37	37
Additional paid-in-capital	11,657,622	11,665,342	11,665,791	11,682,443
Treasury stock	(222,582)	(311,329)	(326,366)	(327,542)
Accumulated other comprehensive income	13,607	16,903	19,569	11,716
Deferred stock compensation	(34,117)	(26,495)	(19,325)	(17,805)
Accumulated deficit	(10,174,948)	(10,197,157)	(10,192,619)	(10,195,048)

Total stockholders’ equity	1,239,619	1,147,301	1,147,087	1,153,801

Total liabilities and stockholders’ equity	$1,590,194	$1,788,255	$1,773,438	$1,766,248

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

WebMD CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, unaudited)

	Three Months	Six Months
	Ended	Ended
	March 31,	June 30,
	2003	2003

Cash flows from operating activities:
Net loss	$(7,358)	$(33,628)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss (income) from discontinued operations	(1,472)	30,245
Depreciation and amortization	26,920	41,864
Amortization of debt issuance costs	375	774
Non-cash content and distribution services	6,146	12,149
Non-cash stock-based compensation	3,757	7,558
Gain on investments	(183)	(183)
Changes in operating assets and liabilities:
Accounts receivable	(5,781)	(5,743)
Inventory	6	(896)
Prepaid content and distribution services	(191)	(445)
Other assets	9,653	4,946
Accounts payable	(134)	1,930
Accrued expenses	(4,399)	(26,283)
Deferred revenue	4,112	478

Net cash provided by continuing operations	31,451	32,766
Net cash provided by discontinued operations	2,499	4,553

Net cash provided by operating activities	33,950	37,319

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	801	2,631
Proceeds from maturities and redemptions of held-to-maturity securities	101,919	102,919
Purchases of available-for-sale securities	(1,164)	(6,730)
Purchases of held-to-maturity securities	(75,119)	(124,931)
Purchases of property and equipment	(3,706)	(8,861)
Cash paid in business combinations, net of cash acquired	(344)	(14,701)
Other changes in equity of discontinued operations	(3,347)	(4,596)

Net cash provided (used) by continuing operations	19,040	(54,269)
Net cash provided by discontinued operations	3,031	3,886

Net cash provided by (used in) investing activities	22,071	(50,383)

Cash flows from financing activities:
Proceeds from issuance of common stock	17,025	28,578
Purchases of treasury stock	(93)	(18,125)
Payment of notes payable and other	(15)	(25)
Net proceeds from issuance of convertible debt	—	290,500

Net cash provided by continuing operations	16,917	300,928
Net cash used by discontinued operations	(4)	(6,538)

Net cash provided by financing activities	16,913	294,390

Effect of exchange rates on cash	177	663

Net increase in cash and cash equivalents	73,111	281,989
Changes in cash attributable to discontinued operations	(5,526)	(1,901)
Cash and cash equivalents — beginning of period	175,596	175,596

Cash and cash equivalents — end of period	$243,181	$455,684

     Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.

WebMD CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, unaudited)

	Three Months	Six Months	Nine Months	Year
	Ended	Ended	Ended	Ended
	March 31,	June 30,	September 30,	December 31,
	2002	2002	2002	2002

Cash flows from operating activities:
Net loss	$(29,602)	$(51,811)	$(47,273)	$(49,702)
Adjustments to reconcile net loss to net cash provided by operating activities:
Income from discontinued operations	(1,447)	(1,131)	(2,240)	(3,411)
Depreciation and amortization	31,608	63,502	95,575	125,593
Amortization of debt issuance costs	—	374	740	1,109
Non-cash content and distribution services	7,260	13,409	19,558	25,706
Non-cash stock-based compensation	7,576	14,890	21,559	25,265
Gain on investments	—	(5,866)	(6,547)	(6,547)
Changes in operating assets and liabilities:
Accounts receivable	(901)	2,901	5,226	(2,631)
Inventory	(1,672)	958	711	(872)
Federal income tax receivable	—	—	(12,887)	—
Prepaid content and distribution services	(1,649)	(938)	(201)	753
Other assets	1,059	(1,094)	(8,001)	(4,416)
Accounts payable	(2,682)	(4,005)	(3,220)	(7,541)
Accrued expenses	9,934	803	(10,216)	(32,651)
Deferred revenue	8,393	10,871	6,822	12,530

Net cash provided by continuing operations	27,877	42,863	59,606	83,185
Net cash provided by discontinued operations	741	3,648	5,809	9,912

Net cash provided by operating activities	28,618	46,511	65,415	93,097

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	79,248	101,826	106,108	108,991
Proceeds from maturities and redemptions of held-to-maturity securities	1,055	1,055	59,095	59,095
Purchases of available-for-sale securities	—	(201,565)	(206,983)	(207,833)
Purchases of held-to-maturity securities	(156,714)	(246,072)	(300,970)	(300,970)
Purchases of property and equipment	(5,173)	(13,225)	(20,737)	(26,267)
Cash paid in business combinations, net of cash acquired	(1,142)	(2,924)	(9,929)	(33,471)
Other changes in equity of discontinued operations	4,066	3,140	7,511	10,369

Net cash used by continuing operations	(78,660)	(357,765)	(365,905)	(390,086)
Net cash used by discontinued operations	(4,646)	(4,285)	(9,184)	(12,577)

Net cash used in investing activities	(83,306)	(362,050)	(375,089)	(402,663)

Cash flows from financing activities:
Proceeds from issuance of common stock	5,351	13,369	14,313	28,765
Purchases of treasury stock	—	(88,747)	(103,784)	(104,960)
Payment of notes payable and other	(586)	(2,877)	(2,899)	(2,904)
Net proceeds from issuance of convertible debt	—	292,000	292,000	292,000
Redemption of Series B Preferred Stock	(10,000)	(10,000)	(10,000)	(10,000)

Net cash (used) provided by continuing operations	(5,235)	203,745	189,630	202,901
Net cash used by discontinued operations	(59)	(1,144)	(1,147)	(1,150)

Net cash (used in) provided by financing activities	(5,294)	202,601	188,483	201,751

Effect of exchange rates on cash	(121)	899	765	1,083

Net decrease in cash and cash equivalents	(60,103)	(112,039)	(120,426)	(106,732)
Changes in cash attributable to discontinued operations	3,964	1,781	4,522	3,815
Cash and cash equivalents — beginning of period	278,513	278,513	278,513	278,513

Cash and cash equivalents — end of period	$222,374	$168,255	$162,609	$175,596

      Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements will reflect these operating units as discontinued operations for all prior periods. The above Pro Forma Financial Statements reflect these operating units as discontinued operations for the current and prior periods.